                                 POWER OF ATTORNEY


     The undersigned hereby constitutes Kenneth Reid his true and lawful attorney, with full power to sign for him, in his name and in the capacity indicated below, any and all registration statements of Barr Rosenberg Variable Insurance Trust, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all things in his name and in his behalf to enable Barr Rosenberg Variable Insurance Trust to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorney to any and all registration statements and amendments thereto.

     Witness my hand this 31st day of March, 1998.


                                                       /s/ Nils H. Hakansson
                                                       -------------------------
                                                           Nils H. Hakansson
                                                           Trustee

                                  POWER OF ATTORNEY


     The undersigned hereby constitutes Kenneth Reid his true and lawful attorney, with full power to sign for him, in his name and in the capacity indicated below, any and all registration statements of Barr Rosenberg Variable Insurance Trust, a Massachusetts business trust, under the Securities Act of 1933 or the Investment Company Act of 1940, and generally to do all things in his name and in his behalf to enable Barr Rosenberg Variable Insurance Trust to comply with the provisions of the Securities Act of 1933, the Investment Company Act of 1940, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming his signature as it may be signed by his said attorney to any and all registration statements and amendments thereto.

     Witness my hand this 30th day of March, 1998.


                                                       /s/ William F. Sharpe
                                                       -------------------------
                                                           William F. Sharpe
                                                           Trustee